                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A)

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:                                       [ ] Confidential, for Use of
      [ ] Preliminary proxy statement                                the Commission Only (as
      [X] Definitive proxy statement                                 permitted by Rule 14a-6(e)(2)
      [ ] Definitive additional materials
      [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       COMMUNITY CAPITAL BANCSHARES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
         [X]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules
                  14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement no.:

         (3)      Filing Party:

         (4)      Date Filed:

                       COMMUNITY CAPITAL BANCSHARES, INC.
                              2815 MEREDYTH DRIVE
                                ALBANY, GEORGIA
                                     31707
                                 (912) 446-2265

                                 March 27, 2000

Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707, on Monday, April 24, 2000, at 1:30 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2000, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of Community Capital. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

                                           Sincerely,

                                           /s/ ROBERT E. LEE
                                           Robert E. Lee
                                           President

                       COMMUNITY CAPITAL BANCSHARES, INC.
                              2815 MEREDYTH DRIVE
                             ALBANY, GEORGIA 31707
                                 (912) 446-2265
                             ---------------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 2000

                             ---------------------

     The annual meeting of shareholders of Community Capital Bancshares, Inc. will be held on Monday, April 24, 2000, at 1:30 p.m. at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 for the following purposes:

        (1) To elect five persons to serve as Class I directors for a three-year term; and

        (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The board of directors has set the close of business on March 23, 2000, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                                          By Order of the Board of Directors,

                                          /s/ ROBERT E. LEE
                                          Robert E. Lee
                                          President

March 27, 2000

                       COMMUNITY CAPITAL BANCSHARES, INC.
                              2815 MEREDYTH DRIVE
                             ALBANY, GEORGIA 31707
                                 (912) 446-2265
                             ---------------------

                    PROXY STATEMENT FOR 2000 ANNUAL MEETING
                             ---------------------

                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Monday, April 24, 2000, and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business on March 23, 2000, is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 27, 2000.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, Community Capital had 10,000,000 shares of common stock, $1.00 par value authorized, of which 1,050,000 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect five persons to serve as Class I directors for a three-year term. The persons nominated to serve as Class I directors as well as the continuing Class II and Class III directors are described beginning on page 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to Robert E. Lee, president of Community Capital, at the main office of Community Capital, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee received sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

     Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

                            SOLICITATION OF PROXIES

     Community Capital will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

     The board of directors consists of 15 members and is divided into three classes with five members in each class. The directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of their successor. The Board recommends that the shareholders elect the nominees identified below as director nominees to serve as Class I directors for a three-year term expiring in 2003. The following table shows for each nominee and continuing director: (a) his or her name, (b) his or her age at December 31, 1999, (c) how long he or she has been a director of Community Capital, (d) his or her position(s) with Community Capital, other than as a director, and (e) his or her principal occupation and recent business experience.

CLASS I DIRECTORS NOMINEES:
(For Three-Year Term Expiring 2000)

                                                                 POSITION WITH COMMUNITY CAPITAL
NAME                                   AGE   DIRECTOR SINCE          AND BUSINESS EXPERIENCE
----                                   ---   --------------   -------------------------------------
Charles M. Jones, III................  49         1998        Chairman of the Board of Directors of
                                                                Community Capital and Albany Bank &
                                                                Trust and Chief Executive Officer
                                                                of Community Capital; Chief
                                                                Executive Officer, Consolidated
                                                                Loan & Mortgage Co. and affiliated
                                                                companies
Van Cise Knowles.....................  59         1998        Surgeon, Van C. Knowles M.D., P. C.
Robert E. Lee(1).....................  47         1998        President of Community Capital and
                                                                Albany Bank & Trust and Chief
                                                                Executive Officer of Albany Bank &
                                                                Trust
Corinne C. Martin....................  57         1998        Ownership interest in Carlton Co., a
                                                                family owned business and
                                                                Caterpillar equipment distributor
William F. McAfee....................  62         1998        Business Owner, Bill McAfee Leasing,
                                                                a commercial truck lessor; Sales
                                                                Manager, Allstar International, a
                                                                commercial truck dealership

---------------

(1) Mr. Lee has served as president of Community Capital since August 1, 1998. Prior to becoming an officer of Community Capital, Mr. Lee served as executive vice president and chief financial officer of a community bank.

CONTINUING CLASS II DIRECTORS:

(Term Expiring 2001)

                                                                 POSITION WITH COMMUNITY CAPITAL
NAME                                   AGE    DIRECTOR SINCE         AND BUSINESS EXPERIENCE
----                                  -----   --------------     ----------------------------------
C. Richard Langley..................   51          1998        Attorney, Langley & Lee
Bennett D. Cotten, Jr...............   46          1998        Orthopedic Surgeon, Southwest
                                                                 Georgia Orthopedic and Sports
                                                                 Medicine
Jane Anne D. Sullivan...............   40          1998        Business Owner, Buildings Exchange,
                                                                 a real estate holding company
John P. Ventulett, Jr...............   51          1998        Executive Insurance Agent, Howard
                                                                 Ventulett and Bishop Insurers,
                                                                 Inc.
James D. Woods......................   56          1998        Medical Doctor, Drs. Adams and
                                                                 Woods, M.D. P.C. Medical Practice

CONTINUING CLASS III DIRECTORS:

(Term Expiring 2002)

                                                                 POSITION WITH COMMUNITY CAPITAL
NAME                                   AGE    DIRECTOR SINCE         AND BUSINESS EXPERIENCE
----                                  -----   --------------     -------------------------------
Robert M. Beauchamp.................   37          1998        Attorney, Beauchamp-Associate LLC
Glenn A. Dowling....................   67          1998        Podiatrist, Managing Partner,
                                                                 Ambulatory Surgery Center and
                                                                 Albany Podiatry Associates;
                                                                 Business Owner and Developer,
                                                                 Partridge Pea Plantation
Mary Helen Dykes....................   49          1998        Business Owner/Administrator,
                                                                 Secretary and Treasurer, Bob's
                                                                 Candies, Inc.
Mark M. Shoemaker...................   45          1998        Medical Doctor, Albany Anesthesia
                                                                 Associates
Lawrence B. Willson.................   49          1998        Business Administrator, Vice
                                                                 President and Farm Manager,
                                                                 Sunnyland Farms, Inc.

MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 1999, the board of directors of Community Capital held 11 meetings and the board of directors of Albany Bank & Trust held 12 meetings. The directors of Albany Bank & Trust are the same as those of Community Capital. All incumbent directors attended at least 75% of the total number of meetings of Community Capital's and Albany Bank & Trust's board of directors and committees of the board on which he or she serves except for Mr. Beauchamp who attended 71% of these meetings.

     The board of directors has established a compensation committee which establishes compensation levels for officers of Community Capital and Albany Bank & Trust, reviews management organization and development, reviews significant employee benefit programs and establishes and administers executive compensation programs, including the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan. The compensation committee is chaired by Van Cise Knowles and also includes Charles M. Jones, III, Robert E. Lee and Jane Anne D. Sullivan. The compensation committee held three meetings during the year ended December 31, 1999.

     The board of directors has established an audit and compliance committee, which recommends to the board of directors the independent public accountants to be selected to audit Community Capital and Albany Bank & Trust's annual financial statements and approves any special assignments given to the independent public accountants. The audit and compliance committee also reviews the planned scope of the annual audit, any changes in accounting principles and the effectiveness and efficiency of Community Capital's and Albany Bank & Trust's internal accounting staff. Additionally, the audit and compliance committee provides oversight to Community Capital's and Albany Bank & Trust's compliance with regulatory rules and regulations, including the Community Reinvestment Act. The audit and compliance committee is chaired by William F. McAfee and also includes Glenn A. Dowling and C. Richard Langley. The audit and compliance committee held one meeting during the year ended December 31, 1999.

     The board of directors does not have a nominating committee.

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of Community Capital:
(a) his name, (b) his age at December 31, 1999, (c) how long he has been an officer of Community Capital, and (d) his positions with Community Capital and Albany Bank & Trust:

                                                                    POSITION WITH COMMUNITY
NAME                                   AGE   OFFICER SINCE      CAPITAL AND ALBANY BANK & TRUST
----                                   ---   -------------   -------------------------------------
Charles M. Jones, III................  49        1998        Chief Executive Officer of Community
                                                               Capital
Robert E. Lee........................  47        1998        President of Community Capital and
                                                               Albany Bank & Trust and Chief
                                                               Executive Officer of Albany Bank &
                                                               Trust
David J. Baranko.....................  43        1999        Chief Financial Officer of Community
                                                               Capital and Albany Bank & Trust
David C. Guillebeau..................  38        1998        Executive Vice President and Senior
                                                               Lending Officer of Albany Bank &
                                                               Trust

                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Community Capital for the fiscal years 1999 and 1998 of our chief executive officer and our president. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to Community Capital during 1999.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION AWARDS
                                             ANNUAL COMPENSATION         ---------------------------------
                                       -------------------------------       NUMBER OF         ALL OTHER
                                       COMPENSATION   SALARY    BONUS        SECURITIES       COMPENSATION
NAME AND POSITION                          YEAR         ($)      ($)     UNDERLYING OPTIONS       ($)
-----------------                      ------------   -------   ------   ------------------   ------------
Charles M Jones, III.................      1999             0        0         15,000                0
                                           1998             0        0              0                0
Robert E. Lee,.......................      1999       108,333   15,000         52,500            6,057(1)
  President                                1998        45,832        0              0                0

---------------

(1) Includes a matching contribution to Mr. Lee's 401K plan of $3,699 and premiums paid on a term life insurance policy for the benefit of Mr. Lee of $2,388.

     The following tables set forth information at December 31, 1999, and for the fiscal year then ended, concerning stock options granted to the executive officers listed in the Summary Compensation Table. The listed executive officers did not exercise any options to purchase common stock of Community Capital during 1999. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

STOCK OPTION GRANTS IN FISCAL 1999

                                                          PERCENT OF
                                                            TOTAL
                                          NUMBER OF        OPTIONS
                                         SECURITIES       GRANTED TO
                                         UNDERLYING      EMPLOYEES IN   EXERCISE PRICE
NAME                                   OPTIONS GRANTED   FISCAL YEAR      PER SHARE       EXPIRATION DATE
----                                   ---------------   ------------   --------------   -----------------
Charles M. Jones, III................      15,000(1)         14.5           $10.50       November 15, 2009
Robert E. Lee........................      52,500(2)         50.8            10.00        March 11, 2009

---------------

(1) The option vests and becomes exercisable in five equal annual increments beginning on November 15, 2000, the one-year anniversary of the grant date.
(2) The option vests and becomes exercisable in five equal annual increments beginning on March 11, 2000, the one-year anniversary of the grant date.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                  NUMBER OF                       UNDERLYING              IN-THE-MONEY OPTIONS AT
                                   SHARES                     UNEXERCISED OPTIONS            DECEMBER 31, 1999
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                              EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------   -----------   -------------   -----------   -------------
Charles M. Jones, III..........       0           $0             0         15,000         $     0        $11,250
Robert E. Lee..................       0            0        10,500         42,000          13,125         52,500

EMPLOYMENT AGREEMENT

     On August 19, 1998, Community Capital and Albany Bank & Trust entered into an employment agreement with Mr. Lee regarding Mr. Lee's employment as Community Capital's President. The initial term of the agreement began on August 1, 1998, and runs until July 31, 2003. At the end of the initial five-year term and at the end of any extension of the term, the agreement will be automatically extended for a period of twelve months, unless a party to agreement provides notice to the other parties that he or it does not intend to extend the agreement.

     Mr. Lee's base salary under the agreement is $110,000 per year. The board of directors is required to review the base salary amount annually, and the base salary may be increased by an amount determined by the board of directors. The agreement also provides that Mr. Lee is entitled to a cash bonus based on Community Capital's earnings, provided that the board of directors determines, according to reasonable safety and soundness standards, that the overall financial condition of Albany Bank & Trust will not be adversely affected by the payment of the bonus. Additionally, under the agreement, Mr. Lee received a cash bonus of $15,000 upon the opening of Albany Bank & Trust. Under the terms of the agreements on March 11, 1999, we granted Mr. Lee a ten-year incentive stock option to purchase 52,500 shares of Community Capital's common stock. See "Stock Option Grants in Fiscal 1999" and "Aggregate Option Exercises in Fiscal 1999 and Fiscal Year End Option Values" above. Additionally, the agreement generally requires Community Capital to provide Mr. Lee with an automobile, health insurance, life insurance, vacation time, reimbursement for reasonable business expenses and club memberships and other customary benefits.

     Generally, in the event Mr. Lee is terminated by Community Capital without cause or Mr. Lee terminates his employment with cause, Community Capital will be required to meet its obligations with respect to Mr. Lee's compensation for a period equal to the greater of twelve months from the date of termination or the remaining term of the agreement. In the event Community Capital terminates Mr. Lee's employment due to his permanent disability, Community Capital will be required to meet its obligations with respect to Mr. Lee's compensation for a period of twelve months following the termination. If Mr. Lee terminates his employment within six months following a change of control of Community Capital, Mr. Lee will be entitled to a cash payment equal to 2.99 times his average base salary for the preceding three years.

     If Mr. Lee's employment is terminated by Community Capital with cause or Mr. Lee terminates his employment without cause or upon a change of control, Mr. Lee will generally be prohibited from competing with Albany Bank & Trust or soliciting its customers or employees for a period of twelve months from the date of termination.

DIRECTOR COMPENSATION

     The directors of Community Capital and Albany Bank & Trust were not separately compensated for their services as directors during 1999. As of January, 2000, directors of Community Capital receive $100 for each board meeting attended. Additionally, during the second quarter of 2000, we plan to grant our chairman of the board a non-qualified option to purchase approximately 200 shares of our common stock and to grant every other non-employee director a non-qualified option to purchase approximately 100 shares of Community Capital's common stock for their services as directors during 2000. Generally, the options will vest in 20% increments over five years, have a maximum term of ten years, and have an exercise price equal to the fair market value of the common stock on the grant date. Directors of Albany Bank & Trust will not be separately compensated for their services as directors until Albany Bank & Trust is cumulatively profitable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, as of the record date, the number of shares common stock beneficially owned by (a) each current director of Community Capital, (b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of March 20, 2000, Community Capital did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to Community Capital by the named persons. Additionally, the address for each person listed below is 2815 Meredyth Drive, Albany, Georgia 31707.

     Information relating to beneficial ownership of Community Capital is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated in the "Nature of Beneficial Ownership" column, each person is the record owner of and has sole voting and investment power with respect to his or her shares.

                                           NUMBER OF
                                       SHARES SUBJECT TO
                                       OPTIONS/WARRANTS    AGGREGATE
                            NUMBER        EXERCISABLE      NUMBER OF   PERCENT            NATURE OF
    NAME AND ADDRESS       OF SHARES    WITHIN 60 DAYS      SHARES     OF CLASS     BENEFICIAL OWNERSHIP
    ----------------       ---------   -----------------   ---------   --------   -------------------------
DIRECTORS:
Charles M. Jones, III        30,000          3,000           33,000       3.1
Van Cise Knowles             16,000          3,000           19,000       1.8

                                           NUMBER OF
                                       SHARES SUBJECT TO
                                       OPTIONS/WARRANTS    AGGREGATE
                            NUMBER        EXERCISABLE      NUMBER OF   PERCENT            NATURE OF
    NAME AND ADDRESS       OF SHARES    WITHIN 60 DAYS      SHARES     OF CLASS     BENEFICIAL OWNERSHIP
    ----------------       ---------   -----------------   ---------   --------   -------------------------
Robert E. Lee                50,000         13,500           63,500       6.0     Includes 22,500 shares
                                                                                    held in an IRA for the
                                                                                    benefit of Mr. Lee.
Corinne C. Martin            24,000          3,000           27,000       2.6     Includes 3,000 shares
                                                                                    held by Ms. Martin as
                                                                                    trustee for
                                                                                    grandchildren as to
                                                                                    which beneficial
                                                                                    ownership is shared.
William F. McAfee            15,000          3,000           18,000       1.7
C. Richard Langley           11,700          2,340           14,040       1.3
Bennett D. Cotten, Jr.       10,000          2,000           12,000       1.1
Jane Anne D. Sullivan        20,000          3,000           23,000       2.2     Includes 5,000 shares
                                                                                    owned by Ms. Sullivan's
                                                                                    children as to which
                                                                                    beneficial ownership is
                                                                                    shared.
John P. Ventulett, Jr.       15,000          3,000           18,000       1.7
James D. Woods               15,000          3,000           18,000       1.7     Includes 15,000 shares
                                                                                    held in a profit
                                                                                    sharing plan for the
                                                                                    benefit of Dr. Woods.
Robert M. Beauchamp          20,000          3,000           23,000       2.2
Glenn A. Dowling             15,000          3,000           18,000       1.7
Mary Helen Dykes             10,000          2,000           12,000       1.1
Mark M. Shoemaker            15,000          3,000           18,000       1.7
Lawrence B. Willson          15,000          3,000           18,000       1.7
EXECUTIVE OFFICERS*:
David J. Baranko              3,100            800            3,900       0.4     Includes 3,100 shares
                                                                                    held in an IRA for the
                                                                                    benefit of Mr. Baranko.
David C. Guillebeau           5,000          4,200            9,200       0.9
                            -------         ------          -------      ----
ALL DIRECTORS AND           289,800         57,840          347,640      31.4
  EXECUTIVE OFFICERS, AS
  A GROUP

---------------

* Mr. Jones and Mr. Lee are also executive officers of Community Capital.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires Community Capital's directors and executive officers and persons who own beneficially more than 10% of Community Capital's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of Community Capital's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish Community Capital with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to Community Capital, during the fiscal year ended December 31, 1999, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements, except for Ms. Martin who filed late one report covering three purchases of our common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Community Capital and Albany Bank & Trust have banking and other business transactions in the ordinary course of business with directors and officers of Community Capital and Albany Bank & Trust and their affiliates, including members of their families, corporations, partnerships or other organizations in which the directors and officers have a controlling interest. These transactions are on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to Community Capital or Albany Bank & Trust.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Community Capital has selected the accounting firm of Mauldin & Jenkins, LLC to serve as auditors for Community Capital for the current year. The firm of Mauldin & Jenkins, LLC has served as Community Capital's auditors since 1998. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by Community Capital no later than December 1, 2000, to be included in the 2001 proxy materials. A shareholder must notify Community Capital before February 1, 2001, if the shareholder has a proposal to present at the 2001 annual meeting which the shareholder intends to present other than by inclusion in Community Capital's proxy material. If Community Capital does not receive such notice prior to February 1, 2001, proxies solicited by the management of Community Capital will confer discretionary authority upon the management of Community Capital to vote upon any such proposal.

                                 OTHER MATTERS

     The board of directors of Community Capital knows of no other matters that may be brought before the meeting. If, however, any matters other than the election of directors or matters to related to the election, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 27, 2000

PROXY                  COMMUNITY CAPITAL BANCSHARES, INC.
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 24, 2000

    The undersigned hereby appoints Robert E. Lee or Charles M. Jones, III or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Community Capital Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:  To elect the five (5) persons listed below to serve as Class I
             Directors of Community Capital Bancshares, Inc. for a three-year term:

   Charles M. Jones, III, Van Cise Knowles, Robert E. Lee, Corinne C. Martin,
                               William F. McAfee

[ ] FOR all nominees listed above (except as     [ ] WITHHOLD authority to vote
 indicated below)                                  for all nominees listed above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space.

--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

          DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
               MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

    If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                  ------------------------------
                                                  Signature(s) of Shareholder(s)

                                                  ------------------------------
                                                  Name(s) of Shareholders(s)

                                                  Date:

--------------------------------------------------------------------------, 2000
                                                   (Be sure to date your Proxy)
[LABEL]

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

  I WILL ____________    WILL NOT ____________  ATTEND THE ANNUAL SHAREHOLDERS
                                    MEETING.

                    PLEASE RETURN PROXY AS SOON AS POSSIBLE